[logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002

[graphic omitted]

                A SERIES OF MFS(R) VARIABLE INSURANCE TRUST(SM)
                MFS(R) NEW DISCOVERY
                SERIES


-------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
           NOT A DEPOSIT       NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
-------------------------------------------------------------------------------

MFS(R) NEW DISCOVERY SERIES

The following tables present certain information regarding the Trustees and officers of MFS Variable Insurance Trust, of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

INTERESTED TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director

KEVIN R. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
                                                         (investor in health care companies), Managing
INDEPENDENT TRUSTEES                                     General Partner (since 1993); Cambridge
                                                         Nutraceuticals (professional nutritional
                                                         products), Chief Executive Officer (until May
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           2001); Paragon Trade Brands, Inc. (disposable
Brigham and Women's Hospital, Chief of Cardiac           consumer products), Director (until January 2002)
Surgery; Harvard Medical School, Professor of
Surgery
                                                         ELAINE R. SMITH (born 04/25/46) Trustee
                                                         Independent health care industry consultant
WILLIAM R. GUTOW (born 09/27/41) Trustee
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          WARD SMITH (born 09/13/30) Trustee
franchise), Vice Chairman                                Private investor; Sundstrand Corporation
                                                         (manufacturer of highly engineered products for
                                                         industrial and aerospace applications), Director
J. ATWOOD IVES (born 05/01/36) Trustee                   (until June 1999)
Private investor; KeySpan Corporation (energy
related services), Director; Eastern Enterprises
(diversified services company), Chairman, Trustee
and Chief Executive Officer (until November 2000)


ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS

JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
JOHN W. BALLEN (born 09/12/59) Trustee and               July 2002); Lexington Global Asset Managers, Inc.,
President                                                Executive Vice President and General Manager
Massachusetts Financial Services Company, Chief          (prior to September 2000)
Executive Officer and Director
                                                         ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant        Massachusetts Financial Services Company, Vice
Secretary and Assistant Clerk                            President
Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             JAMES O. YOST (born 06/12/60) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Senior
STEPHEN E. CAVAN (born 11/06/53) Secretary and           Vice President
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames and Gutow have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen, Cohn, Ives, Perera, Poorvu, Sherratt and Smith, and Mses. O'Neill and
Smith were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as a Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
PORTFOLIO MANAGERS                                       individuals, call toll free: 1-800-637-6576 any
Robert A. Henderson+                                     business day from 9 a.m. to 5 p.m. Eastern time.
Donald F. Pitcher, Jr.+                                  (To use this service, your phone must be equipped
                                                         with a Telecommunications Device for the Deaf.)
CUSTODIANS
State Street Bank and Trust Company                      For share prices, account balances, exchanges or
225 Franklin Street, Boston, MA 02110                    stock and bond outlooks, call toll free:
                                                         1-800-MFS-TALK (1-800-637-8255) anytime from a
JP Morgan Chase Bank                                     touch-tone telephone.
One Chase Manhattan Plaza
New York, NY 10081                                       WORLD WIDE WEB
                                                         www.mfs.com
AUDITORS
Deloitte & Touche LLP

INVESTOR INFORMATION
For information on MFS mutual funds, call your investment professional or, for an information kit, call toll free: 1-800-637-2929 any business day from 9 a.m. to 5 p.m. Eastern time (or leave a message anytime).


+ MFS Investment Management

LETTER FROM THE CHAIRMAN

Dear Contract Owners,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer-term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Contract Owner,
For the 12 months ended December 31, 2002, Initial Class shares of the series provided a total return of -31.63% and Service Class shares -31.80%. These returns, which include the reinvestment of any dividends and capital gains distributions, compare with a return of -30.26% over the same period for the series' benchmark, the Russell 2000 Growth Index (the Russell Index). The Russell Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

A CHALLENGING MARKET ENVIRONMENT
We think that as 2002 began, investors were expecting a recovery in corporate earnings in the second half of the year. When it became clear in late spring that earnings would remain weak, growth expectations fell and stock prices followed them downward. Additional factors such as geopolitical tension over Iraq and corporate accounting scandals added to the market's woes.

In October, stock markets reversed direction again and we saw a fourth-quarter rally. Investor psychology seemed to turn around, in part because third-quarter earnings in general were somewhat encouraging. We think investors began to look beyond near-term weakness and become more optimistic about 2003. For the period overall, however, most equity market indices showed double- digit declines, and small-cap stocks underperformed the broad market.

We think small caps underperformed for several reasons. In a period of declining confidence, we think investors gravitated toward larger, older firms that were viewed as more stable. Technology and business services, two of the largest segments of the small cap market, were hit particularly hard as their corporate customers drastically cut spending. And stocks of fledgling biotech companies lost ground as investors seemed to shun any company that was not yet profitable.

RESEARCH STILL UNCOVERED OPPORTUNITIES
In the midst of a brutal market, our research still uncovered stocks that did relatively well over the period and, we believe, may show further potential. In the health care sector, for example, performance was helped by IDEXX Laboratories, which makes the most widely used line of veterinary diagnostic equipment in the United States. Performance was also helped by new positions in several trucking companies, including Heartland Express and J.B. Hunt Transport. We think the few publicly-owned trucking firms -- about 10 out of 10,000 U.S. truck operators -- have the potential to increase both market share and profitability, as smaller players drop out due to new regulations and higher fixed costs such as insurance.

In the leisure sector, our holdings in restaurant chains, broadcasting firms, and publishers helped relative performance. We owned a number of niche restaurant firms, such as Outback Steak House, that continued to do well in tough times. An overall pickup in advertising spending helped some of our holdings in radio stations and newspaper and magazine publishers. We also held positions in several adult education firms that benefited from the slow economy as people sought to improve their job skills or change careers. We largely avoided biotechnology stocks, and that helped relative performance as the industry fared poorly over the period.

TECHNOLOGY, BUSINESS SERVICES, AND BANKING POSITIONS HELD BACK PERFORMANCE As with the small cap market overall, our technology and business services holdings were key detractors from performance. In anticipation of a recovery, we held a large weighting in semiconductor stocks going into the period. As technology spending by corporations nearly evaporated in the spring and summer, those stocks plunged and we sold many of them out of the portfolio. As mentioned earlier, business services firms -- which provide outsourced services such as computer support or bill processing -- suffered as corporations cut back all spending.

We also held Edison Schools, a firm that attempted to pioneer a new industry by privatizing the operation of several public schools. As investors began to doubt it could deliver on its premise of running schools both better and more economically, the firm suffered and we ultimately sold our position at a loss. Relative performance was also hurt by our underweighted position in banking stocks, as banking was the best-performing small-cap industry over the period.

OUTLOOK
In our view, we are in the early stages of a moderate economic recovery. We believe the portfolio is already positioned in areas that may benefit even in a weak recovery, including trucking and leisure holdings, as mentioned earlier, and several niche retail firms. On a hopeful note, we have begun to see indications that corporate spending, which so far has not contributed much to the recovery, may be picking up. We have started to selectively buy more stocks that we think will benefit from corporate spending, because we feel that sometime in 2003 we may see the recovery shift from being led by consumer spending to being led by business spending.

    Respectfully,

/s/ Robert A. Henderson              /s/ Donald F. Pitcher, Jr.

    Robert A. Henderson                  Donald F. Pitcher, Jr.
    Portfolio Manager                    Portfolio Manager

Notes to shareholders: Robert A. Henderson and Donald F. Pitcher, Jr. became managers of the portfolio in April and June of 2002, respectively, replacing Neil D. Wagner.

Effective March 1, 2002, the Russell 2000 Growth Index replaced the Russell 2000 Index as the fund's benchmark. We believe the Russell 2000 Growth Index more accurately reflects the portfolio's growth discipline. The Russell 2000 Index is an unmanaged index composed of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the New York Stock Exchange, the American Stock Exchange, and the NASDAQ.

The opinions expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGERS' PROFILES

Robert A. Henderson is a Vice President at MFS Investment Management(R). He is also a portfolio manager of the small-cap growth portfolios of our mutual funds, institutional accounts, and variable annuities. Mr. Henderson joined the company in 1996 as an equity research analyst covering the utilities, retail, mining, financial services, and the food, beverage and tobacco industries in Latin America and Canada. He was named portfolio manager in April 2002. From 1991 to 1996 Mr. Henderson worked as an equity research analyst for David L. Babson & Company, Inc., where he was named a vice president in 1993. He was a consultant with Alliance Consulting Group, Inc. in Cambridge, MA, from 1988 to 1991. Mr. Henderson holds a Masters of Business Administration degree from Stanford University and a bachelors degree from Harvard College.

Donald F. Pitcher, Jr., is Senior Vice President of MFS Investment Management(R) (MFS(R)). He is portfolio manager of the small-cap growth and global growth portfolios of our mutual funds, institutional accounts, and offshore investment products. Mr. Pitcher joined MFS in 1971 as an Investment Officer. He was named Assistant Vice President in 1974, Vice President in 1977 and Senior Vice President in 1985. He is a graduate of Harvard College and the Harvard Graduate School of Business Administration.

All equity portfolio managers are promoted from within MFS. Our portfolio managers are supported by an investment staff of over 160 professionals utilizing MFS Original Research(R), a global, company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

SERIES FACTS

Objective: Seeks capital appreciation.

Commencement of investment operations: May 1, 1998

Class inception: Initial Class May 1, 1998
                 Service Class May 1, 2000

Size: $334.2 million as of December 31, 2002

PERFORMANCE SUMMARY
The information below illustrates the historical performance of the series in comparison to its benchmarks. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. The performance of other share classes will be greater than or less than the line shown. It is not possible to invest directly in an index. (See Notes to Performance Summary.)

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT

                          MFS New
                     Discovery Series -   Russell 2000   Russell 2000
                       Initial Class      Growth Index       Index
      "5/98"             $10,000            $10,000        $10,000
      "12/98"             10,220              8,993          8,806
      "12/99"             17,223             12,868         10,678
      "12/00"             17,371              9,982         10,355
      "12/01"             16,497              9,061         10,613
      "12/02"             11,279              6,319          8,439

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

INITIAL CLASS
                                             1 Year       3 Years        Life*
------------------------------------------------------------------------------
Cumulative Total Return                     -31.63%       -36.36%      +12.79%
------------------------------------------------------------------------------
Average Annual Total Return                 -31.63%       -13.98%      + 2.61%
------------------------------------------------------------------------------

SERVICE CLASS
                                             1 Year       3 Years        Life*
------------------------------------------------------------------------------
Cumulative Total Return                     -31.80%       -36.71%      +12.17%
------------------------------------------------------------------------------
Average Annual Total Return                 -31.80%       -14.14%      + 2.49%
------------------------------------------------------------------------------

COMPARATIVE INDICES(+)
                                             1 Year       3 Years        Life*
------------------------------------------------------------------------------
Russell 2000 Growth Index                   -30.26%       -21.11%      - 9.37%
------------------------------------------------------------------------------
Russell 2000 Index#                         -20.48%       - 7.54%      - 3.57%
------------------------------------------------------------------------------
  * For the period from the commencement of the fund's investment operations, May 1, 1998, through December 31, 2002. Index information is from
    May 1, 1998.
(+) Average annual rates of return.
  # Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class and Service Class shares have no sales charge; however, Service Class shares carry a 0.25% annual Rule 12b-1 fee. Service Class share performance includes the performance of the series' Initial Class shares for periods prior to the inception of Service Class shares (blended performance). These blended performance figures have not been adjusted to take into account differences in the class-specific operating expenses (such as Rule 12b-1fees). Because operating expenses of Service Class shares are higher than those of Initial Class shares, the blended Service Class share performance shown is higher than it would have been had Service Class shares been offered for the entire period.

The returns for the series shown do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges imposed by insurance company separate accounts. Such expenses would reduce the overall returns shown. Please refer to the variable product's annual report for performance that reflects the deduction of the fees and charges imposed by insurance company separate accounts. Periods less than one year are actual, not annualized.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A CONTRACT OWNER WOULD PAY ON DISTRIBUTIONS OR THE REDEMPTION OF CONTRACT UNITS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

Investments in foreign and/or emerging markets securities may be unfavorably affected by interest-rate and currency-exchange rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

Investing in small and/or emerging growth companies is riskier than investing in more-established companies.

The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS - December 31, 2002

Stocks - 84.4%
-------------------------------------------------------------------------------------------------------------------
ISSUER                                                                                  SHARES                VALUE
-------------------------------------------------------------------------------------------------------------------
U.S. Stocks - 83.3%
  Aerospace & Defense - 0.9%
    Alliant Techsystems, Inc.*                                                          22,000       $  1,371,700
    Herley Industries, Inc.*                                                            85,900          1,495,347
                                                                                                     ------------
                                                                                                     $  2,867,047
-----------------------------------------------------------------------------------------------------------------
  Agricultural Products - 0.6%
    Delta and Pine Land Co.                                                             96,080       $  1,960,993
-----------------------------------------------------------------------------------------------------------------
  Auto Parts - 0.6%
    O'Reilly Automotive, Inc.*                                                          80,910       $  2,045,405
-----------------------------------------------------------------------------------------------------------------
  Banks - 4.0%
    Alabama National BanCorp.                                                           22,800       $    991,800
    Anchor BanCorp Wisconsin, Inc.                                                      25,800            535,350
    BancFirst Corp.                                                                      5,800            272,600
    Commercial Federal Corp.                                                            12,800            298,880
    Fidelity Bankshares, Inc.                                                            8,600            153,940
    Financial Institutions, Inc.                                                        17,900            525,544
    First Bancorp.                                                                      21,700            490,420
    First Community Bancorp                                                             20,400            671,792
    First Federal Capital Corp.                                                         32,600            629,473
    First Financial Bankshares, Inc.                                                     5,500            209,000
    Frontier Financial Corp.                                                            12,500            319,750
    Glacier Bancorp, Inc.                                                               13,800            325,279
    Harleysville National Corp.                                                         10,299            275,189
    Hudson River Bancorp. Inc.                                                          11,500            284,625
    MAF Bancorp, Inc.                                                                   22,800            773,604
    Mercantile Bankshares Corp.                                                         17,000            656,030
    National Penn Bancshares, Inc.                                                       9,240            245,322
    Pacific Northwest Bancorp                                                           26,900            672,500
    Republic Bancshares, Inc.*                                                          17,200            337,980
    Sandy Spring Bancorp, Inc.                                                           7,000            223,090
    Sound Federal Bancorp.                                                               8,200            246,820
    Sterling Financial Corp.                                                             3,375             79,819
    Susquehanna Bancshares, Inc.                                                        35,100            729,027
    The South Financial Group, Inc.                                                     39,100            807,806
    Tierone Corp.*                                                                      25,800            391,128
    UCBH Holdings, Inc.                                                                 36,900          1,566,405
    Umpqua Holdings Corp.                                                               28,800            525,600
                                                                                                     ------------
                                                                                                     $ 13,238,773
-----------------------------------------------------------------------------------------------------------------
  Banks & Credit Cos. - 2.3%
    Bank Mutual Corp.                                                                   29,400       $    680,022
    BankAtlantic Bancorp, Inc.                                                          59,800            565,110
    Bankunited Financial Corp.*                                                         70,600          1,142,308
    Brookline Bancorp, Inc.                                                            146,593          1,744,457
    Chemical Financial Corp.                                                            10,300            331,145
    Connecticut Bancshares, Inc.                                                        12,800            492,160
    F&M Bancorp                                                                          7,500            240,000
    First Financial Holdings, Inc.                                                      11,700            289,692
    First Niagara Financial Group, Inc.                                                 15,000            393,000
    Harbor Florida Bancshares, Inc.                                                     41,900            943,588
    Seacoast Financial Services Corp.                                                   31,100            622,342
    Sterling Bancorp                                                                     6,260            164,763
                                                                                                     ------------
                                                                                                     $  7,608,587
-----------------------------------------------------------------------------------------------------------------
  Building - 0.2%
    Toll Brothers Inc.*                                                                 27,610       $    557,722
-----------------------------------------------------------------------------------------------------------------
  Business Services - 3.8%
    BISYS Group, Inc.*                                                                  51,745       $    822,745
    Bright Horizons Family Solutions, Inc.*                                             38,905          1,094,009
    C.H. Robinson Worldwide, Inc.                                                       20,175            629,460
    Corporate Executive Board Co.*                                                      42,000          1,340,640
    Dendrite International, Inc.*                                                      100,287            749,144
    Education Management Corp.*                                                         27,000          1,015,200
    Forrester Research, Inc.*                                                           67,410          1,049,574
    infoUSA, Inc.*                                                                      47,500            236,075
    Mettler Toledo International, Inc.*                                                 45,071          1,444,976
    MPS Group, Inc.*                                                                    47,000            260,380
    Strayer Education, Inc.                                                             51,300          2,949,750
    WebMD Corp.*                                                                       113,000            966,150
                                                                                                     ------------
                                                                                                     $ 12,558,103
-----------------------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    Cabot Microelectronics Corp.*                                                       14,100       $    665,520
-----------------------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.5%
    Netscreen Technologies, Inc.*                                                       98,500       $  1,659,725
-----------------------------------------------------------------------------------------------------------------
  Computer Services - 0.1%
    Perot Systems Corp.*                                                                23,000       $    246,560
-----------------------------------------------------------------------------------------------------------------
  Computer Software - 0.7%
    Kronos, Inc.*                                                                       34,000       $  1,257,660
    Msc Software Corp.*                                                                 43,720            337,518
    Neoware Systems, Inc.*                                                               2,700             40,257
    THQ, Inc.*                                                                          60,000            795,000
                                                                                                     ------------
                                                                                                     $  2,430,435
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.7%
    Activision, Inc.*                                                                  115,900       $  1,690,981
    Verity, Inc.*                                                                       49,500            662,855
                                                                                                     ------------
                                                                                                     $  2,353,836
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Services - 1.7%
    CACI International Inc.*                                                            70,500       $  2,512,620
    Hyperion Solutions Corp.*                                                           92,859          2,383,691
    Manhattan Associates, Inc.*                                                         22,700            537,082
    Serena Software, Inc.*                                                              17,300            273,167
                                                                                                     ------------
                                                                                                     $  5,706,560
-----------------------------------------------------------------------------------------------------------------
  Computer Software - Systems - 4.0%
    Cadence Design Systems, Inc.*                                                      140,000       $  1,650,600
    Cognos, Inc.*                                                                       69,800          1,636,810
    Global Payments, Inc.*                                                              68,602          2,195,950
    J.D. EDWARDS & Co.*                                                                118,365          1,335,157
    McDATA Corp. "A"*                                                                  101,000            710,030
    McDATA Corp. "B"*                                                                   44,500            315,950
    NetIQ Corp.*                                                                        23,600            291,460
    Network Associates, Inc.*                                                          197,400          3,176,166
    Pinnacle Systems, Inc.*                                                            117,400          1,597,814
    Quest Software, Inc.*                                                               32,200            331,982
    StorageNetworks, Inc.*                                                             187,180            217,129
                                                                                                     ------------
                                                                                                     $ 13,459,048
-----------------------------------------------------------------------------------------------------------------
  Consumer Products
    Timberland Co.*                                                                      3,000       $    106,830
-----------------------------------------------------------------------------------------------------------------
  Construction Services - 0.1%
    Martin Marietta Materials, Inc.                                                     10,641       $    326,253
-----------------------------------------------------------------------------------------------------------------
  Consumer Goods & Services - 0.8%
    Church & Dwight, Inc.                                                               56,700       $  1,725,381
    Dial Corp.                                                                          32,500            662,025
    Elizabeth Arden, Inc.*                                                              15,900            235,320
                                                                                                     ------------
                                                                                                     $  2,622,726
-----------------------------------------------------------------------------------------------------------------
  Defense Electronics - 0.6%
    Armor Holdings, Inc.*                                                               44,510       $    612,903
    EDO Corp.                                                                           66,000          1,371,480
                                                                                                     ------------
                                                                                                     $  1,984,383
-----------------------------------------------------------------------------------------------------------------
  Electronics - 3.6%
    Applied Micro Circuits Corp.*                                                      150,700       $    556,083
    DSP Group, Inc.*                                                                    59,925            948,014
    Electro Scientific Industries, Inc.*                                                17,400            348,000
    Exar Corp.*                                                                        110,100          1,365,240
    GlobespanVirata, Inc.*                                                             296,000          1,305,360
    Harman International Inds Inc. New                                                  27,700          1,648,150
    International Rectifier Corp.*                                                      34,700            640,562
    Lam Research Corp.*                                                                 43,000            464,400
    Lattice Semiconductor Corp.*                                                       198,400          1,739,968
    LTX Corp.*                                                                          77,160            465,275
    Micrel, Inc.*                                                                       43,000            386,140
    Skyworks Solutions, Inc.*                                                           42,200            363,764
    Vitesse Semiconductor Corp.*                                                       555,300          1,213,330
    Zoran Corp.*                                                                        42,000            590,940
                                                                                                     ------------
                                                                                                     $ 12,035,226
-----------------------------------------------------------------------------------------------------------------
  Energy - 0.8%
    Rowan Cos., Inc.*                                                                  118,400       $  2,687,680
-----------------------------------------------------------------------------------------------------------------
  Entertainment - 2.8%
    Cox Radio, Inc., "A"*                                                               37,400       $    853,094
    Emmis Broadcasting Corp., "A"*                                                     125,161          2,607,104
    Entercom Communications Corp.*                                                      52,765          2,475,734
    Hearst-Argyle Television, Inc.*                                                     85,100          2,051,761
    Sinclair Broadcast Group, Inc., "A"*                                                24,900            289,587
    Spanish Broadcasting Systems, Inc.*                                                133,827            963,554
                                                                                                     ------------
                                                                                                     $  9,240,834
-----------------------------------------------------------------------------------------------------------------
  Financial Institutions - 0.5%
    Federated Investors, Inc., "A"                                                      12,595       $    319,535
    Friedman, Billings, Ramsey & Co.*                                                   60,300            564,408
    Student Loan Corp.                                                                   5,400            528,120
    Webster Financial Corp.                                                              7,500            261,000
                                                                                                     ------------
                                                                                                     $  1,673,063
-----------------------------------------------------------------------------------------------------------------
  Financial Services - 1.3%
    Advisory Board Co.*                                                                 69,000       $  2,063,100
    Citizens South Banking Corp., Delaware                                              33,400            340,680
    Gold Banc Corp., Inc                                                                39,810            394,955
    Investors Financial Services Corp.                                                  15,300            419,067
    Wintrust Financial Corp.                                                            34,600          1,083,672
                                                                                                     ------------
                                                                                                     $  4,301,474
-----------------------------------------------------------------------------------------------------------------
  Food & Beverage Products - 1.6%
    American Italian Pasta Co.*                                                         73,900       $  2,658,922
    Coors Adolph Co.                                                                    16,100            986,125
    Performance Food Group, Co.*                                                        20,200            686,174
    Tootsie Roll Industries, Inc.                                                       36,000          1,104,480
                                                                                                     ------------
                                                                                                     $  5,435,701
-----------------------------------------------------------------------------------------------------------------
  Furniture & Home Appliances - 0.6%
    Pier 1 Imports, Inc.                                                               104,245       $  1,973,358
-----------------------------------------------------------------------------------------------------------------
  Gaming & Hotels - 0.2%
    Station Casinos, Inc.*                                                              39,900       $    706,230
-----------------------------------------------------------------------------------------------------------------
  Healthcare - 4.0%
    Apria Healthcare Group, Inc.*                                                      100,760       $  2,240,902
    Caremark Rx, Inc.*                                                                 381,036          6,191,835
    Community Health Care*                                                              85,900          1,768,681
    First Health Group Corp.*                                                           62,825          1,529,789
    Select Medical Corp.*                                                              131,515          1,774,137
                                                                                                     ------------
                                                                                                     $ 13,505,344
-----------------------------------------------------------------------------------------------------------------
  Human Services - 1.0%
    Amn Healthcare Services Inc.*                                                      205,700       $  3,478,387
-----------------------------------------------------------------------------------------------------------------
  Internet - 0.2%
    Digital Insight Corp.*                                                              52,000       $    451,932
    Retek, Inc.*                                                                       103,400            279,180
                                                                                                     ------------
                                                                                                     $    731,112
-----------------------------------------------------------------------------------------------------------------
  Leisure - 0.2%
    Argosy Gaming Corp.*                                                                40,600       $    768,558
-----------------------------------------------------------------------------------------------------------------
  Machinery - 0.1%
    Cognex Corp.*                                                                       18,600       $    342,798
-----------------------------------------------------------------------------------------------------------------
  Manufacturing - 0.7%
    Florida Rock Indsustries, Inc.                                                      21,200       $    806,660
    Hydril Co.*                                                                         45,350          1,068,900
    Kopin Corp.*                                                                        42,000            164,640
    Technitrol, Inc.                                                                    19,100            308,274
                                                                                                     ------------
                                                                                                     $  2,348,474
-----------------------------------------------------------------------------------------------------------------
  Media - 2.4%
    A.H. Belo Corp.                                                                     92,100       $  1,963,572
    LIN TV Corp.*                                                                      117,800          2,868,430
    McClatchy Co.                                                                       39,200          2,223,816
    Radio One, Inc.*                                                                    74,300          1,072,149
                                                                                                     ------------
                                                                                                     $  8,127,967
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Products - 4.8%
    Cerus Corp.*                                                                         9,700       $    208,550
    CONMED Corp.*                                                                       72,547          1,421,196
    CTI Molecular Imaging, Inc.*                                                        31,000            764,460
    Haemonetics Corp.*                                                                 265,538          5,698,446
    Inhale Therapeutic Systems Co.*                                                    313,230          2,530,898
    Noven Pharmaceuticals, Inc.*                                                        99,575            919,077
    Thoratec Corp.*                                                                     89,600            683,648
    United Surgical Partners*                                                           37,000            577,570
    Wilson Great Batch Technologies, Inc.*                                              58,285          1,701,922
    Zoll Medical Corp.*                                                                 42,090          1,501,350
                                                                                                     ------------
                                                                                                     $ 16,007,117
-----------------------------------------------------------------------------------------------------------------
  Medical & Health Technology Services - 9.0%
    Ameripath, Inc.*                                                                    74,725       $  1,606,588
    Conceptus, Inc.*                                                                    27,100            324,658
    Edwards Lifesciences Corp.*                                                        147,270          3,750,967
    Fischer Imaging Corp.*                                                              15,300             91,953
    HEALTHSOUTH Corp.*                                                                 112,600            472,920
    Hologic, Inc.*                                                                      31,700            386,740
    IDEXX Laboratories, Inc.*                                                          131,143          4,308,048
    Inveresk Research Group, Inc.*                                                      49,600          1,070,368
    LifePoint Hospitals, Inc.*                                                          80,592          2,412,199
    Lincare Holdings, Inc.*                                                             98,920          3,127,850
    Molecular Devices Corp.*                                                            43,900            721,321
    Pharmaceutical Product Development, Inc.*                                          114,375          3,347,756
    Practiceworks, Inc.*                                                               102,200            807,380
    Renal Care Group, Inc.*                                                             51,125          1,617,595
    Steris Corp.*                                                                       68,525          1,661,731
    Sunrise Assisted Living, Inc.*                                                     101,190          2,518,619
    Triad Hospitals, Inc.*                                                              58,213          1,736,494
                                                                                                     ------------
                                                                                                      $29,963,187
-----------------------------------------------------------------------------------------------------------------
  Oil Services - 3.2%
    Cal Dive International, Inc.*                                                       69,090       $  1,623,615
    Dril-Quip, Inc.*                                                                   115,527          1,952,406
    National Oilwell, Inc.*                                                             44,600            974,064
    Pride International, Inc.*                                                         169,600          2,527,040
    Trico Marine Services, Inc.*                                                        81,240            270,529
    Varco International, Inc.*                                                         189,000          3,288,600
                                                                                                     ------------
                                                                                                     $ 10,636,254
-----------------------------------------------------------------------------------------------------------------
  Oils - 1.0%
    Newfield Exploration Co.*                                                           84,286       $  3,038,510
    Superior Energy Services Inc.*                                                      52,050            426,810
                                                                                                     ------------
                                                                                                     $  3,465,320
-----------------------------------------------------------------------------------------------------------------
  Pharmaceuticals - 0.5%
    Medicis Pharmaceutical Corp.*                                                       31,155       $  1,547,469
-----------------------------------------------------------------------------------------------------------------
  Printing & Publishing - 2.5%
    Lee Enterprises, Inc.                                                               62,800       $  2,105,056
    Playboy Enterprises, Inc., "B"*                                                    130,570          1,322,674
    Scholastic Corp.*                                                                  133,747          4,808,205
                                                                                                     ------------
                                                                                                     $  8,235,935
-----------------------------------------------------------------------------------------------------------------
  Real Estate Investment Trusts - 0.2%
    FBR Asset Investment Corp.                                                          17,600       $    596,640
-----------------------------------------------------------------------------------------------------------------
  Restaurants & Lodging - 5.0%
    Brinker International, Inc.*                                                        52,000       $  1,677,000
    California Pizza Kitchen, Inc.*                                                    122,750          3,093,300
    CEC Entertainment, Inc.*                                                            88,830          2,727,081
    Jack in the Box, Inc.*                                                             115,730          2,000,972
    Outback Steakhouse, Inc.                                                            68,380          2,355,007
    Prime Hospitality Corp.*                                                           184,000          1,499,600
    RARE Hospitality International, Inc.*                                               59,590          1,645,876
    Sonic Corp.*                                                                        79,034          1,619,406
                                                                                                     ------------
                                                                                                     $ 16,618,242
-----------------------------------------------------------------------------------------------------------------
  Retail - 5.8%
    Big 5 Sporting Goods Corp.*                                                         88,500       $    954,915
    Charming Shoppes Inc.*                                                             253,000          1,057,540
    Cost Plus, Inc.*                                                                   103,285          2,961,181
    Dollar Tree Stores, Inc.*                                                          181,620          4,462,403
    Guitar Center, Inc.*                                                                52,400            867,744
    Michaels Stores, Inc.*                                                              26,360            825,068
    Movie Gallery, Inc.*                                                                97,900          1,263,987
    Petco Animal Supplies, Inc.*                                                        81,610          1,904,777
    PETsMART, Inc.*                                                                     94,900          1,625,637
    Regis Corp.                                                                        137,995          3,565,929
                                                                                                     ------------
                                                                                                     $ 19,489,181
-----------------------------------------------------------------------------------------------------------------
  Special Products & Services - 2.9%
    Career Education Corp.*                                                             79,105       $  3,164,200
    Central Parking Corp.                                                                8,400            158,424
    Corinthian Colleges, Inc.*                                                          85,500          3,237,030
    Kroll Inc.*                                                                         34,170            651,964
    Millipore Corp.                                                                     55,400          1,883,600
    Wiley John & Son                                                                    28,400            681,884
                                                                                                     ------------
                                                                                                     $  9,777,102
-----------------------------------------------------------------------------------------------------------------
  Stores - 0.4%
    A.C. Moore Arts & Crafts, Inc.*                                                    110,200       $  1,400,642
-----------------------------------------------------------------------------------------------------------------
  Technology - 1.0%
    Amphenol Corp. New*                                                                 31,600       $  1,200,800
    Scansoft, Inc.*                                                                     86,695            452,548
    Varian, Inc.*                                                                       59,258          1,700,112
                                                                                                     ------------
                                                                                                     $  3,353,460
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - 0.5%
    RF Micro Devices, Inc.*                                                            222,800       $  1,628,668
-----------------------------------------------------------------------------------------------------------------
  Telecommunications - Wireline - 1.3%
    Advanced Fibre Communications, Inc.*                                               262,370       $  4,368,460
-----------------------------------------------------------------------------------------------------------------
  Transportation - Special Tax - 0.2%
    Yellow Corp.*                                                                       23,700       $    597,714
-----------------------------------------------------------------------------------------------------------------
  Trucking - 3.2%
    Heartland Express, Inc.*                                                           102,077       $  2,338,686
    J.B. Hunt Transport Services, Inc.*                                                 52,195          1,529,313
    Knight Transportation, Inc.*                                                       111,735          2,341,966
    Swift Transportation, Inc.*                                                        127,050          2,543,287
    Werner Enterprises, Inc.                                                            94,945          2,044,261
                                                                                                     ------------
                                                                                                     $ 10,797,513
-----------------------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                                    $278,237,616
-----------------------------------------------------------------------------------------------------------------
Foreign Stocks - 1.1%
  Canada - 0.4%
    Zarlink Semiconductor, Inc. (Electronics)*                                         550,305       $  1,243,689
-----------------------------------------------------------------------------------------------------------------
  Mexico - 0.3%
    Grupo Aeroportuario del Sureste S.A. de C.V., ADR (Transportation)                 107,290       $  1,173,999
-----------------------------------------------------------------------------------------------------------------
  Switzerland
    Jomed N.V. (Medical & Health Products)                                               3,100       $     27,463
-----------------------------------------------------------------------------------------------------------------
  United Kingdom - 0.4%
    Willis Group Holdings Ltd. (Insurance)*                                             50,000       $  1,433,500
-----------------------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                                 $  3,878,651
-----------------------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $308,425,905)                                                         $282,116,267
-----------------------------------------------------------------------------------------------------------------

Short-Term Obligations - 6.5%
-----------------------------------------------------------------------------------------------------------------
                                                                              PRINCIPAL AMOUNT
                                                                                 (000 OMITTED)
-----------------------------------------------------------------------------------------------------------------
    Citigroup, Inc., due 1/10/03 - 1/16/03                                             $10,600       $ 10,595,318
    Federal Home Loan Bank Consolidated Dsc Note, due 1/02/03                                2              2,000
    Ford Motor Credit Corp., due 1/14/03                                                   800            799,434
    General Electric Capital Corp., due 1/02/03                                          7,132          7,131,753
    General Motors Acceptance Corp., due 1/15/03                                         3,000          2,997,725
-----------------------------------------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                                                      $ 21,526,230
-----------------------------------------------------------------------------------------------------------------

Repurchase Agreement - 9.1%
-----------------------------------------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/02, due 01/02/03, total to be received
      $30,443,346 (secured by various U.S. Treasury and Federal Agency
      obligations in a jointly traded account), at Cost                                $30,441       $ 30,441,317
-----------------------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $360,393,452)                                                    $334,083,814

Other Assets, Less Liabilities                                                                             98,989
-----------------------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                                  $334,182,803
-----------------------------------------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
-------------------------------------------------------------------------------
DECEMBER 31, 2002
-------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $360,393,452)           $ 334,083,814
  Investment of cash collateral for securities loaned, at
    identified cost and value                                        12,188,009
  Cash                                                                  110,219
  Receivable for investments sold                                       655,071
  Receivable for series shares sold                                   1,039,570
  Interest and dividends receivable                                      86,021
                                                                  -------------
      Total assets                                                $ 348,162,704
                                                                  -------------
Liabilities:
  Payable for investments purchased                               $   1,517,144
  Payable for series shares reacquired                                  263,993
  Collateral for securities loaned, at value                         12,188,009
  Payable to affiliates -
    Management fee                                                        8,191
    Reimbursement fee                                                     1,366
    Distribution fee                                                      1,198
                                                                  -------------
      Total liabilities                                           $  13,979,901
                                                                  -------------
Net assets                                                        $ 334,182,803
                                                                  =============
Net assets consist of:
  Paid-in capital                                                 $ 476,760,169
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (26,309.638)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (116,267,728)
                                                                  -------------
      Total                                                       $ 334,182,803
                                                                  =============
Shares of beneficial interest outstanding                           32,109,317
                                                                    ==========
Initial Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $157,863,397 / 15,125,034
    shares of beneficial interest outstanding)                       $10.44
                                                                     ======
Service Class shares:
  Net asset value, offering price, and redemption price
    per share (net assets of $176,319,406 / 16,984,283
    shares of beneficial interest outstanding)                       $10.38
                                                                     ======

See notes to financial statements.

Statement of Operations
-------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31, 2002
-------------------------------------------------------------------------------
Net investment gain:
  Income -
    Interest                                                      $     678,864
    Dividends                                                           736,722
    Security lending income                                             162,639
                                                                  -------------
      Total investment income                                     $   1,578,225
                                                                  -------------
  Expenses -
    Management fee                                                $   2,886,387
    Trustees' compensation                                               10,113
    Shareholder servicing agent fee                                     111,985
    Distribution fee (Service Class)                                    348,878
    Administrative fee                                                   31,258
    Custodian fee                                                       145,037
    Printing                                                            162,237
    Auditing fees                                                        32,439
    Legal fees                                                            3,009
    Miscellaneous                                                         4,546
                                                                  -------------
      Total expenses                                              $   3,735,889
    Fees paid indirectly                                                (11,332)
    Reimbursement of expenses by investment adviser                      (8,227)
                                                                  -------------
      Net expenses                                                $   3,716,330
                                                                  -------------
        Net investment loss                                       $  (2,138,105)
                                                                  -------------
Realized and unrealized loss on investments:
  Realized loss (identified cost basis) --
    Investment transactions                                       $ (82,517,123)
    Foreign currency transactions                                        (2,750)
                                                                  -------------
      Net realized loss on investments and foreign currency
        transactions                                                (82,519,873)
                                                                  -------------
  Change in unrealized depreciation on investments                  (40,928,297)
                                                                  -------------
        Net realized and unrealized loss on investments and
          foreign currency                                        $(123,448,170)
                                                                  -------------
          Decrease in net assets from operations                  $(125,586,275)
                                                                  =============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Statements of Changes in Net Assets
--------------------------------------------------------------------------------------------------------
YEAR ENDED DECEMBER 31,                                                            2002             2001
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                                    $  (2,138,105)    $ (1,570,156)
  Net realized loss on investments and foreign currency transactions       (82,519,873)     (31,640,777)
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                            (40,928,297)      26,772,897
                                                                         -------------     ------------
    Decrease in net assets from operations                               $(125,586,275)    $ (6,438,036)
                                                                         -------------     ------------
Distributions declared to shareholders -
  From net realized gain on investments and foreign currency
    transactions (Initial Class)                                         $        --       $ (3,273,212)
  From net realized gain on investments and foreign currency
    transactions (Service Class)                                                  --         (1,365,959)
  In excess of net realized gain on investments and foreign currency
    transactions (Initial Class)                                                  --         (1,488,944)
  In excess of net realized gain on investments and foreign currency
    transactions (Service Class)                                                  --           (621,358)
                                                                         -------------     ------------
    Total distributions declared to shareholders                         $        --       $ (6,749,473)
                                                                         -------------     ------------
Net increase in net assets from series share transactions                $ 141,399,060     $144,141,019
                                                                         -------------     ------------
    Total increase in net assets                                         $  15,812,785     $130,953,510
Net assets:
  At beginning of period                                                   318,370,018      187,416,508
                                                                         -------------     ------------
  At end of period (including accumulated net investment loss of $0
    and $0, respectively)                                                $ 334,182,803     $318,370,018
                                                                         =============     ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
-----------------------------------------------------------------------------------------------------------------------------
                                                                   YEAR ENDED DECEMBER 31,                       PERIOD ENDED
                                                  ---------------------------------------------------------      DECEMBER 31,
INITIAL CLASS SHARES                                  2002              2001            2000           1999            1998**
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $15.27            $16.61          $17.27         $10.22            $10.00
                                                    ------            ------          ------         ------            ------
Income from investment operations# -
  Net investment loss(S)                            $(0.07)           $(0.09)         $(0.08)        $(0.09)           $(0.04)
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 (4.76)            (0.74)          (0.26)          7.53              0.26
                                                    ------            ------          ------         ------            ------
      Total from investment operations              $(4.83)           $(0.83)         $(0.34)        $ 7.44            $ 0.22
                                                    ------            ------          ------         ------            ------
Less distributions declared to shareholders -
  From net realized gain on investments and
    foreign currency transactions                   $ --              $(0.35)         $(0.32)        $(0.39)           $ --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                      --               (0.16)           --             --                --
                                                    ------            ------          ------         ------            ------
      Total distributions declared to
        shareholders                                $ --              $(0.51)         $(0.32)        $(0.39)           $ --
                                                    ------            ------          ------         ------            ------
Net asset value - end of period                     $10.44            $15.27          $16.61         $17.27            $10.22
                                                    ======            ======          ======         ======            ======
Total return                                        (31.63)%           (5.03)%         (1.99)%        73.41%             2.20%++
Ratios (to average net assets)/
  Supplemental data(S):
  Expenses##                                          1.05%             1.06%           1.08%          1.17%             1.17%+
  Net investment loss                                (0.56)%           (0.61)%         (0.48)%        (0.72)%           (0.74)%+
Portfolio turnover                                      90%               63%             65%           185%              130%
Net assets at end of period
  (000 Omitted)                                   $157,863          $194,098        $145,113        $18,115            $1,138

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. Prior to May 1, 2000, this fee was not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                         $ --  *           $(0.09)         $(0.09)        $(0.25)           $(0.28)
        Ratios (to average net assets):
          Expenses##                                  --  *             1.09%           1.11%          2.49%             5.22%+
          Net investment loss                         --  *            (0.64)%         (0.51)%        (2.04)%           (4.79)%+
 * Reimbursement amount does not impact per share amount or ratios.
** For the period from the commencement of the series' investment operations, May 1, 1998, through December 31, 1998.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights - continued
---------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED
                                                                                  DECEMBER 31,                 PERIOD ENDED
                                                                          -----------------------------        DECEMBER 31,
                                                                               2002                2001              2000**
SERVICE CLASS SHARES
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout
  each period):
Net asset value - beginning of period                                        $15.22              $16.59              $17.73
                                                                             ------              ------              ------
Income from investment operations# -
  Net investment loss(S)                                                     $(0.09)             $(0.12)             $(0.07)
  Net realized and unrealized loss on investments and
    foreign currency                                                          (4.75)              (0.75)              (1.07)
                                                                             ------              ------              ------
      Total from investment operations                                       $(4.84)             $(0.87)             $(1.14)
                                                                             ------              ------              ------
Less distributions declared to shareholders -
  From net realized gain on investments and foreign
    currency transactions                                                    $ --                $(0.34)             $ --
  In excess of net realized gain on investments and foreign currency
    transactions                                                               --                 (0.16)               --
                                                                             ------              ------              ------
      Total distributions declared to shareholders                           $ --                $(0.50)             $ --
                                                                             ------              ------              ------
Net asset value - end of period                                              $10.38              $15.22              $16.59
                                                                             ======              ======              ======
Total return                                                                 (31.80)%             (5.25)%             (6.43)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                                   1.28%               1.26%               1.26%+
  Net investment loss                                                         (0.78)%             (0.82)%             (0.67)%+
Portfolio turnover                                                               90%                 63%                 65%
Net assets at end of period (000 Omitted)                                  $176,319            $124,272             $42,304

  (S) Subject to reimbursement by the series, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the series' operating expenses, exclusive of management and distribution fees. In consideration, the series pays the investment adviser a reimbursement fee not greater than 0.15% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:
        Net investment loss                                                  $ --  *             $(0.12)             $(0.08)
        Ratios (to average net assets):
          Expenses##                                                           --  *               1.29%               1.29%+
          Net investment loss                                                  --  *              (0.85)%             (0.70)%+
 * Reimbursement amount does not impact per share amount or ratios.
** For the period from the inception of the Service Class shares, May 1, 2000, through December 31, 2000.
 + Annualized.
++ Not annualized.
 # Per share data are based on average shares outstanding.
## Ratios do not reflect reductions from fees paid indirectly.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS New Discovery Series (the series) is a diversified series of MFS Variable Insurance TrustSM (the trust.) The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The shareholders of each series of the trust are separate accounts of insurance companies, which offer variable annuity and/or life insurance products. As of December 31, 2002, there were 133 shareholders.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund series under each such repurchase agreement. The series along with other affiliated entities of Massachusetts Financial Services Company
(MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the series to certain qualified institutions (the "Borrowers") approved by the series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agent. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2002, the value of securities loaned was $11,646,963. These loans were collateralized by cash of $12,188,009 which was invested in the following short-term obligations:
                                                                IDENTIFIED COST
                                                      SHARES          AND VALUE
-------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio      12,188,009        $12,188,009

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The series custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, the series' custodian fees were reduced by $8,486 under this arrangement. The series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, the series' custodian fees were reduced by $2,846 under this agreement. These amounts are shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions and real estate investment trusts.

The tax character of distributions declared for the years ended December 31, 2002 and December 31, 2001 was as follows:

                                        DECEMBER 31, 2002     DECEMBER 31, 2001
-------------------------------------------------------------------------------
Distributions declared from:
    Ordinary income                            $   --                $6,491,642
    Long-term capital gain                         --                   257,831
                                               ----------            ----------
                                               $   --                $6,749,473
                                               ==========            ==========

During the year ended December 31, 2002 accumulated net investment loss decreased by $2,138,105, accumulated net realized loss on investments and foreign currency transactions decreased by $2,750, and paid-in capital decreased by $2,140,855 due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

As of December 31, 2002 the components of distributable earnings (accumulated losses) on a tax basis were as follows:

      Capital loss carryforward                       $(114,154,928)
      Unrealized loss                                   (28,422,438)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on December 31, 2009 ($29,003,244) and December 31, 2010 ($85,151,684).

Multiple Classes of Shares of Beneficial Interest - The series offers multiple classes of shares, which differ in their respective distribution fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The series has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.90% of the series average daily net assets. The series has a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the series operating expenses, exclusive of management, distribution, and service fees. The fund in turn will pay MFS an expense reimbursement fee not greater than 0.15% of average daily net assets. This expense reimbursement is set to expire effective May 1, 2003. To the extent that the expense reimbursement fee exceeds the series' actual expenses, the excess will be applied to amounts paid by MFS in prior years. At December 31, 2002, aggregate unreimbursed expenses amounted to $171,912.

The series pays the compensation of the Independent "Trustees" in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide the series with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                First $2 billion                     0.0175%
                Next $2.5 billion                    0.0130%
                Next $2.5 billion                    0.0005%
                In excess of $7 billion              0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, is the distributor of shares of the series. The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that the series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to participating insurance companies which invest in the series to cover their marketing and distribution expenses. Prior to May 1, 2002, a portion of this distribution fee was not imposed. Fees incurred under the distribution plan during the year ended December 31, 2002 were 0.23% of average daily net assets attributable to Service Class shares on an annualized basis.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the series' average daily net assets at an annual rate of 0.035%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $377,054,184 and $256,410,543, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund series, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $362,506,252
                                                                   ------------
Gross unrealized depreciation                                      $(40,304,401)
Gross unrealized appreciation                                        11,881,963
                                                                   ------------
    Net unrealized depreciation                                    $(28,422,438)
                                                                   ============

(5) Shares of Beneficial Interest
The series Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

INITIAL CLASS SHARES
                                    YEAR ENDED DECEMBER 31, 2002            YEAR ENDED DECEMBER 31, 2001
                                    ----------------------------            ----------------------------
                                          SHARES          AMOUNT                SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           10,595,000    $131,955,375             9,887,759      $149,034,953
Shares issued to shareholders
  in reinvestment of distributions        --              --                   311,049         4,762,155
Shares reacquired                     (8,180,281)    (99,719,860)           (6,224,746)      (93,326,290)
                                      ----------    ------------            ----------      ------------
    Net increase                       2,414,719    $ 32,235,515             3,974,062      $ 60,470,818
                                      ==========    ============            ==========      ============

SERVICE CLASS SHARES
                                    YEAR ENDED DECEMBER 31, 2002            YEAR ENDED DECEMBER 31, 2001
                                    ----------------------------            ----------------------------
                                          SHARES          AMOUNT                SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------
Shares sold                           14,581,504    $181,306,834             9,396,250      $137,260,130
Shares issued to shareholders
  in reinvestment of distributions        --              --                   130,060         1,987,311
Shares reacquired                     (5,761,438)    (72,143,289)           (3,912,699)      (55,577,240)
                                      ----------    ------------            ----------      ------------
    Net increase                       8,820,066    $109,163,545             5,613,611      $ 83,670,201
                                      ==========    ============            ==========      ============

(6)  Line of Credit
The series and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the series for the year ended December 31, 2002, was $2,777. The fund had no borrowings during the year.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Variable Insurance Trust and the Shareholders of MFS New Discovery Series:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS New Discovery Series, (the "Series") (one of the series constituting MFS Variable Insurance Trust) as of December 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of MFS New Discovery Series as of December 31, 2002, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2003

(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                      VND-ANN  02/03 144M